Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

Supplement Dated May 5, 2022

to the currently effective Statutory Prospectus (the “Prospectus”), dated January 31, 2022, as may be supplemented from time to time, for Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund, and Guggenheim SMID-Cap Directional Allocation Fund (each, a “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Shareholders purchasing Fund shares through an E*TRADE Securities LLC (“E*TRADE”) brokerage account are eligible for the sales charge waivers and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectus and Statement of Additional Information. Therefore, effective immediately, the disclosure below describing the sales charge waivers and discounts available through E*TRADE is added to Appendix A (“Intermediary-Specific Sales Charge Waivers and Discounts”):

E*TRADE Securities LLC (“E*Trade”)

E*TRADE Front-End Sales Charge Waiver

Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

Please Retain This Supplement for Future Reference

RBP-PRO-SUP